[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

               MFS(R) CASH
               RESERVE FUND
               ANNUAL REPORT o AUGUST 31, 2001

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 22 for details.
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

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Portfolio of Investments ..................................................  8
Financial Statements ...................................................... 10
Notes to Financial Statements ............................................. 16
Independent Auditors' Report .............................................. 20
Trustees and Officers ..................................................... 25

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.


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   NOT FDIC INSURED            MAY LOSE VALUE             NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The unprecedented events of September 11 have shaken us all. Yet, as a nation, we have always come together in the face of adversity, and we see this happening everywhere around us again today. Our thoughts and prayers go out to the thousands of people affected by this tragedy. No words can lessen the country's pain and suffering, and words alone cannot provide solace during this time of national mourning. An event of this magnitude cannot help but provide us perspective, and through that perspective, resolve.

While it is too soon to draw conclusions given the uncertainty surrounding the financial markets, we believe it is important for you to know MFS' thoughts and details on how we are responding to this tragedy.

The effects on the financial markets:

o Our financial markets are built on a foundation of confidence. While there are ample reasons for concern today, confidence in the long-term health of the U.S. economy remains warranted. We believe investors who keep a long-term perspective will find their patience justified. The fabric of the U.S. economy is thousands of businesses, and they are still creating, innovating, producing, and persevering through this tragedy. Of course, there may be disruptions in the short term, but we have complete faith in the strength of the U.S. economy over the long haul.

o The U.S. economy historically has proven resilient through a variety of challenges. We are confident it will do so again. While no recent event compares with this national tragedy, the United States has faced major crises before, including wars, oil embargoes, recessions, and a savings and loan crisis. Through it all, the U.S. economy remained the most powerful in the world.

o On September 17, the U.S. Federal Reserve Board (the Fed) cut interest rates for the eighth time this year in an effort to bolster the economy. The Fed also responded quickly and aggressively, in tandem with central banks around the world, to keep the world's monetary system liquid. That will help maintain the stability of our banking system. The public has also remained calm, and there has been no rush to withdraw money on deposit in our financial institutions. While there have been some short-term technological challenges for some financial services companies, the bond markets' reopening on Thursday, September 13, demonstrated the resiliency of our financial markets.

o In light of the Federal Reserve Board's actions, we believe short-term interest rates will remain low and stay significantly below the yields paid by long-term fixed-income securities. There has been a flight to quality, a phenomenon that has occurred many times in the past during periods of uncertainty. Investors naturally shift their money into safer, more highly rated bonds. Concerns about the creditworthiness of some issuers will put pressure on certain sectors of the corporate and high-yield bond markets. But at MFS(R) we believe many companies still have strong balance sheets and solid cash flows. As a result, we think there will be opportunities in the bond markets for selective investors.

o It is too early to determine this tragedy's impact on the nation's gross domestic product (GDP) growth. Economic growth had already slowed significantly during the past 18 months. Corporate earnings, in general, have been weak, and the U.S. equity markets have experienced a prolonged period of poor performance in virtually every sector. Without doubt, before this crisis stock prices had been approaching more reasonable levels. But there still does not appear to be any catalyst on the horizon that could help stock prices rebound quickly. Still, we remain positive because history has demonstrated that no crisis, not even the most severe, has ever stopped the engine that drives the long-term growth of the United States economy.

How MFS is responding:

o Our job as an investment management firm is to keep an eye on the long term and not to overreact to short-term events, even when they are devastating and tragic. In all environments, we continue to apply MFS Original Research(R), our fundamental, bottom-up method of analyzing securities. That is what we have continued to do in the aftermath of this horrific event. Portfolio managers and research analysts from our equity and fixed-income departments are meeting to share information, to discuss the impact of these events on companies and industries, and to determine prudent strategies for responding to the uncertainty in the markets. By thoroughly comprehending the effects of the crisis on individual companies, we believe we can better understand the impact it will have on the economy as a whole.

o While many media outlets have suggested that certain industries, such as airlines and insurance, will be adversely affected, we believe it is better to exercise caution and not rush to quick assessments. As always, situations can be more complex than they initially appear. Speculators will use today's uncertainty to make "bets" on the short-term outcomes of this crisis. At MFS, we believe it is more prudent to proceed with a disciplined approach that focuses on the long term. That is the strategy we continue to maintain for all of our portfolios.

o MFS offers a full complement of domestic and international investment portfolios that pursue a variety of objectives and apply a range of investment styles. During this period of uncertainty, certain portfolios may respond more positively, while others may experience underperformance. But all of our portfolios will remain focused on their stated objectives. We know that our investors have put their money in certain portfolios because they believe in a particular long-term strategy or investment style, and we intend to keep our portfolios true to their stated investment philosophies and disciplines.

At times like these, your investment professional can provide the best analysis on how these events may affect your financial circumstances. At MFS, we remain confident that investors are generally best served, as past crises have demonstrated, when they keep focused on the long term and stay diversified across a variety of investments. We are fully committed to helping you achieve that objective. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    September 18, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Terri A. Vittozzi]
     Terri A. Vittozzi

Dear Shareholders,
Short-term interest rates have been quite volatile over the past several months. As a result, the seven-day annualized compounded yield on an investment in Class A shares of the fund declined from 5.98% at the beginning of the period to 2.90% for the 12-month period ended August 31, 2001. During the same period, the seven-day annualized compounded yield on an investment in Class B shares decreased from 4.93% to 1.88%, while that on Class C shares declined from 4.95% to 1.88%.

In one of its most aggressive campaigns to stimulate the economy, the Federal Reserve Board (the Fed) reduced the federal funds rate seven times from 6.5% in early January to 3.5% at the end of August. At their August 21 meeting, the Fed's policy makers clearly left the door open to more rate cuts, indicating that economic weakness remains a greater threat than inflation. Although the yield on the portfolio declined during the period as interest rates fell, our positive results provided a safe haven for many investors, relative to more risky investments.

In anticipation of the Fed's rate reductions, we had lengthened the portfolio's maturity, targeting 55 to 65 days for the average maturity of the fund's holdings. By doing so, we were able to lock in higher yields in a declining interest rate environment. At the same time, our goal was to protect the portfolio from possible credit problems by avoiding money market securities with maturities longer than 65 days.

At the end of the period, rates seemed to reflect the belief that the Fed may have been nearing the end of its rate-cutting program, as economic fundamentals were very mixed. Given that, we think the Fed may wait for additional data over the next few months in order to gain a better picture of the economic outlook for the second half of the year. At that point, we think the Fed could go either way with interest rates, although its clear goal seems to be focused on steering the economy toward sustainable economic growth. The portfolio, in our view, is positioned to take advantage of a relatively stable interest rate environment in the near term.

The fund seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity by investing in short-term money market securities issued or guaranteed by the U.S. Treasury or its agencies or instrumentalities of the U.S. government, as well as in the highest quality corporate and bank issues in order to minimize credit risk. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

In order to help provide security against credit risk, at the end of the period approximately 94% of the portfolio was invested in high-quality commercial paper, with the balance invested in U.S. government or government-guaranteed issues.

    Respectfully,

/s/ Terri A. Vittozzi

    Terri A. Vittozzi
    Portfolio Manager

Note to Shareholders: Effective October 1, 2000, Terry A. Vittozzi became portfolio manager of the fund, replacing Jean O. Alessandro.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

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   PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------

   TERRI A. VITTOZZI IS A PORTFOLIO MANAGER AT MFS INVESTMENT MANAGEMENT(R) (MFS(R)). SHE MANAGES THE MONEY MARKET PORTFOLIOS OF OUR MUTUAL FUNDS, OFFSHORE INVESTMENT PRODUCTS, AND VARIABLE ANNUITIES.

   TERRI JOINED MFS IN 1992. SHE HELD VARIOUS POSITIONS AT MFS INCLUDING PORTFOLIO SETTLEMENTS COORDINATOR AND MONEY MARKET TRADER BEFORE BEING NAMED ASSISTANT PORTFOLIO MANAGER IN 2000 AND PORTFOLIO MANAGER IN JANUARY 2001. TERRI EARNED A BACHELOR'S DEGREE FROM BABSON COLLEGE AND A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM BENTLEY COLLEGE.

   ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
-------------------------------------------------------------------------------



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
-------------------------------------------------------------------------------

  OBJECTIVE:                  THE FUND SEEKS AS HIGH A LEVEL OF CURRENT INCOME
                              AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL
                              AND LIQUIDITY.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:      DECEMBER 29, 1986

  CLASS INCEPTION:            CLASS A  SEPTEMBER 7, 1993
                              CLASS B  DECEMBER 29, 1986
                              CLASS C  APRIL 1, 1996

  SIZE:                       $746.9 MILLION NET ASSETS AS OF AUGUST 31, 2001

   INVESTMENTS IN THE FUND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS
   TO PRESERVE THE VALUE OF YOUR INVESTMENT, IT IS POSSIBLE TO LOSE MONEY
   BY INVESTING IN THE PORTFOLIO. THE PORTFOLIO'S YIELD WILL FLUCTUATE WITH CHANGES IN MARKET CONDITIONS.
-------------------------------------------------------------------------------

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Government guarantees apply to the underlying securities only and not to the prices and yields of the managed portfolio.

Investments in the portfolio are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the portfolio. The portfolio's yield will fluctuate with changes in market conditions.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS -- August 31, 2001

Commercial Paper - 93.9%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
------------------------------------------------------------------------------------------------------
  Abbey National North America, due 11/14/01                           $  8,550           $  8,489,893
  ABN Amro North America, due 2/07/02                                    16,500             16,250,767
  Alpine Securitization Corp., due 11/08/01                              15,000             14,900,550
  American Express Credit Corp., due 9/04/01 - 11/30/01                  31,013             30,870,813
  Banco Nacional de Mexico S.A., due 10/22/01                             8,000              7,958,860
  Bank of America, due 11/09/01                                           4,500              4,500,000
  Barton Capital Corp., due 10/04/01                                      9,300              9,269,480
  BellSouth Corp., due 11/09/01 - 11/16/01                               26,500             26,315,253
  Centric Capital Corp., due 9/12/01 - 1/31/02                           30,100             29,950,685
  Ciesco LP, due 11/08/01                                                20,000             19,869,667
  Coca Cola Enterprises, Inc., due 10/16/01                               7,000              6,968,325
  Corporate Asset Fund Co., due 11/08/01                                 22,000             21,854,140
  Credit Suisse First Boston, Inc., due 11/21/01 - 1/11/02               10,000              9,894,833
  CXC, Inc., due 10/10/01 - 11/09/01                                     30,000             29,825,908
  Dexia Delaware LLC, due 10/30/01                                        7,000              6,959,618
  Du Pont (E.I.) de Nemours & Co., Inc., due 9/07/01                      4,400              4,397,265
  Edison Asset Security, due 9/04/01                                     23,754             23,746,696
  Enterprise Funding Corp., due 9/12/01                                  17,182             17,162,995
  FCAR Owner Trust, due 10/17/01 - 3/07/02                               28,996             28,778,995
  Ford Motor Credit Corp., due 9/14/01                                   20,000             19,974,000
  General Motors Acceptance Corp., due 10/07/01 - 4/18/02                21,856             21,800,977
  Goldman Sachs Group LP, due 10/03/01 - 11/15/01                        22,000             21,868,889
  Halliburton Co., due 9/11/01                                            5,550              5,544,219
  ING America Insurance Holdings, due 9/21/01 - 11/19/01                 17,525             17,437,686
  Kittyhawk Funding Corp., due 9/10/01 - 10/31/01                        27,035             26,974,743
  Knights Funding Corp., due 10/29/01                                    21,044             20,921,038
  Morgan Stanley Dean Witter, due 10/02/01 - 11/19/01                    22,000             21,897,936
  New Center Asset Trust, due 10/30/01 - 2/15/02                         24,650             24,414,206
  Old Line Funding Corp., due 10/09/01                                   16,650             16,588,839
  Pemex Capital Series, due 12/04/01                                     10,000              9,904,172
  Petroleo Brasileiro S.A., due 9/25/01                                   4,893              4,880,996
  Private Export Funding Corp., due 12/19/01                              4,624              4,574,998
  Quincy Capital Corp., due 11/15/01                                     15,000             14,892,812
  Receivables Capital Corp., due 11/01/01 - 11/15/01                     19,334             19,207,096
  SBC Communications, Inc., due 10/25/01                                 12,000             11,936,280
  Societe Generale, due 10/09/01 - 2/15/02                               28,000             27,737,132
  Svenska Handelsbanken, Inc., due 10/02/01 - 11/02/01                   14,000             13,945,440
  Tribune Co., due 9/14/01                                               20,000             19,973,278
  Trident Capital Finance, Inc., due 10/02/01                            20,000             19,937,311
  Verizon Network Funding, due 10/12/01                                  19,040             18,962,587
  Wells Fargo & Co., due 10/12/01                                        20,000             19,917,544
------------------------------------------------------------------------------------------------------
Total Commercial Paper, at Amortized Cost and Value                                       $701,256,922
------------------------------------------------------------------------------------------------------

U.S. Government Agencies - 14.5%
------------------------------------------------------------------------------------------------------
  Federal Home Loan Bank, due 10/17/01 - 9/24/02                        $58,045           $ 57,945,457
  Federal Home Loan Mortgage Corp., due 10/03/01 - 2/28/02               30,000             29,757,300
  Federal National Mortgage Assn., due 10/04/01 - 8/23/02                21,000             20,879,365
------------------------------------------------------------------------------------------------------
Total U.S. Government Agencies, at Amortized Cost and Value                               $108,582,122
------------------------------------------------------------------------------------------------------
Total Investments, at Amortized Cost and Value                                            $809,839,044

Other Assets, Less Liabilities - (8.4)%                                                    (62,968,379)
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $746,870,665
------------------------------------------------------------------------------------------------------

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
AUGUST 31, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at amortized cost and value                         $809,839,044
  Cash                                                                       88
  Receivable for fund shares sold                                     9,077,399
  Interest receivable                                                    76,712
  Other assets                                                          103,114
                                                                   ------------
      Total assets                                                 $819,096,357
                                                                   ------------
Liabilities:
  Distributions payable                                            $    122,759
  Payable for investments purchased                                  36,345,000
  Payable for fund shares reacquired                                 35,358,160
  Payable to affiliates -
    Management fee                                                        9,430
    Shareholder servicing agent fee                                       2,096
    Distribution and service fee                                         17,211
  Accrued expenses and other liabilities                                371,036
                                                                   ------------
      Total liabilities                                            $ 72,225,692
                                                                   ------------
Net assets (represented by paid-in capital)                        $746,870,665
                                                                   ============
Shares of beneficial interest outstanding                           746,870,665
                                                                    ===========
Class A shares:
  Net asset value and offering price per share
    (net assets of $107,345,896 / 107,345,896 shares of
     beneficial interest outstanding)                                 $1.00
                                                                      =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $514,324,459 / 514,324,459 shares of
    beneficial interest outstanding)                                  $1.00
                                                                      =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $125,200,310 / 125,200,310 shares of
    beneficial interest outstanding)                                  $1.00
                                                                      =====

A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 2001
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                   $37,238,645
                                                                    -----------
  Expenses -
    Management fee                                                  $ 3,736,002
    Trustees' compensation                                               40,401
    Shareholder servicing agent fee                                     679,407
    Distribution and service fee (Class B)                            4,262,487
    Distribution and service fee (Class C)                            1,160,332
    Administrative fee                                                   96,233
    Custodian fee                                                       231,496
    Printing                                                            232,904
    Postage                                                             364,427
    Auditing fees                                                        21,092
    Legal fees                                                           11,829
    Miscellaneous                                                       722,005
                                                                    -----------
      Total expenses                                                $11,558,615
    Fees paid indirectly                                               (178,900)
    Reduction of expenses by investment adviser                        (678,673)
                                                                    -----------
      Net expenses                                                  $10,701,042
                                                                    -----------
        Net investment income                                       $26,537,603
                                                                    ===========

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                 2001                          2000
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                    $    26,537,603               $    28,758,696
                                                           ---------------               ---------------
Distributions declared to shareholders -
  From net investment income (Class A)                     $    (6,616,154)              $    (5,413,074)
  From net investment income (Class B)                         (15,550,434)                  (19,228,950)
  From net investment income (Class C)                          (4,371,015)                   (4,116,672)
                                                           ---------------               ---------------
    Total distributions declared to shareholders           $   (26,537,603)              $   (28,758,696)
                                                           ---------------               ---------------
Fund share (principal) transactions at net asset value
  of $1.00 per share -
  Net proceeds from sale of shares                         $ 6,828,553,100               $ 8,978,157,752
  Shares issued in reinvestment of distributions                21,693,135                    22,856,445
  Shares reacquired                                         (6,545,646,185)               (9,304,148,347)
                                                           ---------------               ---------------
      Total increase (decrease) in net assets              $   304,600,050               $  (303,134,150)
Net assets:
    At beginning of period                                     442,270,615                   745,404,765
                                                           ---------------               ---------------
    At end of period                                       $   746,870,665               $   442,270,615
                                                           ===============               ===============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------

YEAR ENDED AUGUST 31,                                   2001             2000            1999            1998            1997
-----------------------------------------------------------------------------------------------------------------------------
                                                     CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                 $ 1.00           $ 1.00          $ 1.00          $ 1.00          $ 1.00
                                                      ------           ------          ------          ------          ------
Income from investment operations -
Net investment income(S)                              $ 0.05           $ 0.05          $ 0.04          $ 0.05          $ 0.05
Less distributions declared to shareholders
  from net investment income                           (0.05)           (0.05)          (0.04)          (0.05)          (0.05)
                                                      ------           ------          ------          ------          ------
Net asset value - end of period                       $ 1.00           $ 1.00          $ 1.00          $ 1.00          $ 1.00
                                                      ======           ======          ======          ======          ======
Total return                                            4.85%            5.39%           4.33%           4.87%           4.64%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                            0.80%            0.81%           0.82%           0.82%           0.93%
  Net investment income                                 4.82%            5.18%           4.22%           4.72%           4.54%
Net assets at end of period (000 Omitted)           $107,346          $76,062         $98,719         $80,374         $45,007

  (S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income                         $ 0.05           $ 0.05          $ 0.04          $ 0.05          $ 0.04
        Ratios (to average net assets):
          Expenses##                                    0.90%            0.91%           0.92%           0.92%           1.03%
          Net investment income                         4.72%            5.08%           4.12%           4.62%           4.44%

## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------

YEAR ENDED AUGUST 31,                               2001              2000             1999             1998             1997
-----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period             $ 1.00            $ 1.00           $ 1.00           $ 1.00           $ 1.00
                                                  ------            ------           ------           ------           ------
Income from investment operations -
Net investment income(S)                          $ 0.04            $ 0.04           $ 0.03           $ 0.04           $ 0.03
Less distributions declared to
  shareholders from net investment income          (0.04)            (0.04)           (0.03)           (0.04)           (0.03)
                                                  ------            ------           ------           ------           ------
Net asset value - end of period                   $ 1.00            $ 1.00           $ 1.00           $ 1.00           $ 1.00
                                                  ======            ======           ======           ======           ======
Total return                                        3.81%             4.35%            3.29%            3.83%            3.58%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                        1.80%             1.81%            1.82%            1.82%            1.95%
  Net investment income                             3.65%             4.18%            3.22%            3.78%            3.53%
Net assets at end of period (000 Omitted)       $514,324          $313,782         $541,126         $438,577         $244,416

  (S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income                     $ 0.04            $ 0.04           $ 0.03           $ 0.04           $ 0.03
        Ratios (to average net assets):
          Expenses##                                1.90%             1.91%            1.92%            1.92%            2.05%
          Net investment income                     3.55%             4.08%            3.12%            3.68%            3.43%

## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                 2001              2000             1999            1998            1997
-----------------------------------------------------------------------------------------------------------------------------
                                                   CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period               $ 1.00            $ 1.00           $ 1.00          $ 1.00          $ 1.00
                                                    ------            ------           ------          ------          ------
Income from investment operations -
Net investment income(S)                            $ 0.04            $ 0.04           $ 0.03          $ 0.04          $ 0.03
Less distributions declared to shareholders
  from net investment income                         (0.04)            (0.04)           (0.03)          (0.04)          (0.03)
                                                    ------            ------           ------          ------          ------
Net asset value - end of period                     $ 1.00            $ 1.00           $ 1.00          $ 1.00          $ 1.00
                                                    ======            ======           ======          ======          ======
Total return                                          3.80%             4.32%            3.25%           3.76%           3.60%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                          1.80%             1.81%            1.82%           1.82%           1.95%
  Net investment income                               3.77%             4.15%            3.22%           3.80%           3.57%
Net assets at end of period (000 Omitted)         $125,200           $52,426         $105,559         $70,746         $16,373

  (S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
        Net investment income                       $ 0.04            $ 0.04           $ 0.03          $ 0.04          $ 0.03
        Ratios (to average net assets):
          Expenses##                                  1.90%             1.91%            1.92%           1.92%           2.05%
          Net investment income                       3.67%             4.05%            3.12%           3.70%           3.47%

## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Cash Reserve Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open- end management investment company.

(2)  Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The fund's use of amortized cost is subject to the fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

At August 31, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $6,769 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

            EXPIRATION DATE                                 AMOUNT
            ------------------------------------------------------
            August 31, 2003                                 $  908
            August 31, 2004                                    480
            August 31, 2006                                      2
            August 31, 2007                                     36
            August 31, 2009                                  5,343
                                                            ------
                Total                                       $6,769
                                                            ======

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.55% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $12,496 for the year ended August 31, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. Payment of 0.10% per annum Class A distribution fee and payment of 0.25% per annum service fee will commence on such a date as the Trustees of the fund may determine.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $46,172 and $10,440 for Class B and Class C shares, respectively, for the year ended August 31, 2001. Fees incurred under the distribution plan during the year ended August 31, 2001, were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 2001, were $104,986, $2,119,769, and $172,767 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, exclusive of securities subject to repurchase agreements, aggregated $23,600,297,714 and $23,282,008,313, respectively.

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                                  YEAR ENDED         YEAR ENDED
                                             AUGUST 31, 2001    AUGUST 31, 2001
-------------------------------------------------------------------------------
Shares sold                                    3,380,414,250      3,167,945,154
Shares issued to shareholders in
  reinvestment of distributions                    4,843,434          3,873,793
Shares reacquired                             (3,353,974,067)    (3,194,476,119)
                                              --------------     --------------
    Net increase (decrease)                       31,283,617        (22,657,172)
                                              ==============     ==============

Class B shares
                                                  YEAR ENDED         YEAR ENDED
                                             AUGUST 31, 2001    AUGUST 31, 2001
-------------------------------------------------------------------------------
Shares sold                                    2,011,729,982      3,519,872,998
Shares issued to shareholders in
  reinvestment of distributions                   13,504,921         16,000,572
Shares reacquired                             (1,824,692,514)    (3,763,217,903)
                                              --------------     --------------
    Net increase (decrease)                      200,542,389       (227,344,333)
                                              ==============     ==============

Class C shares

                                                  YEAR ENDED         YEAR ENDED
                                             AUGUST 31, 2001    AUGUST 31, 2001
-------------------------------------------------------------------------------
Shares sold                                    1,436,408,868      2,290,339,600
Shares issued to shareholders in
  reinvestment of distributions                    3,344,780          2,982,080
Shares reacquired                             (1,366,979,604)    (2,346,454,325)
                                              --------------     --------------
    Net increase (decrease)                       72,774,044        (53,132,645)
                                              ==============     ==============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended August 31, 2001, was $5,655. The fund had no borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust I and Shareholders of MFS Cash Reserve
Fund:

We have audited the accompanying statement of assets and liabilities of MFS Cash Reserve Fund (one of the series comprising MFS Series Trust I) (the "Trust"), including the portfolio of investments, as of August 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Cash Reserve Fund as of August 31, 2001, the results of its operations, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 11, 2001

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
-------------------------------------------------------------------------------

   IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.

-------------------------------------------------------------------------------

MFS(R) CASH RESERVE FUND

TRUSTEES                                                 ASSISTANT TREASURERS
Marshall N. Cohan+ - Private Investor                    Mark E. Bradley*
                                                         Robert R. Flaherty*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac               Laura F. Healy*
Surgery, Brigham and Women's Hospital;                   Ellen Moynihan*
Professor of Surgery, Harvard Medical School
                                                         SECRETARY
The Hon. Sir J. David Gibbons, KBE+ - Chief              Stephen E. Cavan*
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Colonial Insurance Company, Ltd.               ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Abby M. O'Neill+ - Private Investor
                                                         CUSTODIAN
Walter E. Robb, III+ - Principal, Robb                   State Street Bank and Trust Company
Associates (corporate financial consultants);
President, Benchmark Consulting Group, Inc.              AUDITORS
(office services)                                        Deloitte & Touche LLP

Arnold D. Scott* - Senior Executive                      INVESTOR INFORMATION
Vice President and Director,                             For information on MFS mutual funds, call your
MFS Investment Management                                investment professional or, for an information
                                                         kit, call toll free: 1-800-637-2929 any
Jeffrey L. Shames* - Chairman and Chief                  business day from 9 a.m. to 5 p.m. Eastern time
Executive Officer, MFS Investment Management             (or leave a message anytime).

J. Dale Sherratt+ - President, Insight                   INVESTOR SERVICE
Resources, Inc. (acquisition planning                    MFS Service Center, Inc.
specialists)                                             P.O. Box 2281
                                                         Boston, MA 02107-9906
Ward Smith+ - Private Investor
                                                         For general information, call toll free:
INVESTMENT ADVISER                                       1-800-225-2606 any business day from 8 a.m. to
Massachusetts Financial Services Company                 8 p.m. Eastern time.
500 Boylston Street
Boston, MA 02116-3741                                    For service to speech- or hearing-impaired
                                                         individuals, call toll free: 1-800-637-6576 any
DISTRIBUTOR                                              business day from 9 a.m. to 5 p.m. Eastern
MFS Fund Distributors, Inc.                              time. (To use this service, your phone must be
500 Boylston Street                                      equipped with a Telecommunications Device for
Boston, MA 02116-3741                                    the Deaf.)

CHAIRMAN AND PRESIDENT                                   For share prices, account balances, exchanges,
Jeffrey L. Shames*                                       or stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
PORTFOLIO MANAGER                                        touch-tone telephone.
Terri A. Vittozzi*
                                                         WORLD WIDE WEB
TREASURER                                                www.mfs.com
James O. Yost*


+ Independent Trustee
* MFS Investment Management

MFS(R) CASH RESERVE FUND                                        -------------
                                                                  PRSRT STD
[logo] M F S(R)                                                 U. S. Postage
INVESTMENT MANAGEMENT                                               Paid
                                                                     MFS
500 Boylston Street                                             -------------
Boston, MA 02116-3741

(C)2001 MFS Investment Management (R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                     MCR-2 10/01 53M 01/201/301